Exhibit 99.1

McGurk Studios Limited

Report of the Directors and

Financial Statements for the year ended 31st March 2006

McGurk Studios Limited

Contents of the Financial Statements

for the year ended 31st March 2006

McGurk Studios Limited

Company Information

for the year ended 31st March 2006

DIRECTORS:	P.E. McGurk
L. McGurk
Ms A.L. Austin
J.R. McCarthy

SECRETARY:	P.E. McGurk

REGISTERED OFFICE:	2 Burleigh Street
Holderness Road
Hull
East Yorkshire
HU8 8SS

REGISTERED NUMBER:	2560917 (England and Wales)

AUDITORS:	Sadofskys Chartered Accountants
Registered Auditors
Princes House
Wright Street
Hull
HU2 8HX

BANKERS:	HSBC
PO Box 72
55 Whitefriargate
Hull
HU1 2HX

SOLICITORS:	Rollits Solicitors
Wilberforce Court
High Street
Hull
HU1 1YJ

McGurk Studios Limited

Report of the Directors

for the year ended 31st March 2006

The directors present their report with the financial statements of the company for the year ended 31st March 2006.

PRINCIPAL ACTIVITY

The principal activity of the company in the year under review was that of design, artwork and flexographic reproduction.

DIRECTORS

The directors during the year under review were:

P.E. McGurk
L. McGurk
S.J. Marginson FCA	- resigned 1/8/05
Ms A.L. Austin
J.R. McCarthy

The beneficial interests of the directors holding office on 31st March 2006 in the issued share capital of the company were as follows:

	31/3/06	1/4/05
Ordinary £1 shares

P.E. McGurk	70,000	70,000
L. McGurk	10,000	10,000
Ms A.L. Austin	10,000	5,000
J.R. McCarthy	10,000	5,000

STATEMENT OF DIRECTORS’ RESPONSIBILITIES

The directors are responsible for preparing the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). The financial statements are required by law to give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period, In preparing these financial statements, the directors are required to

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

STATEMENT AS TO DISCLOSURE OF INFORMATION TO AUDITORS

So far as the directors are aware, there is no relevant audit information (as defined by Section 234ZA of the Companies Act 1985) of which the company’s auditors are unaware, and each director has taken all the steps that he ought to have taken as a director in order to make himself aware of any relevant audit information and to establish that the company’s auditors are aware of that information.

AUDITORS

The auditors, Sadofskys Chartered Accountants, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

McGurk Studios Limited

Report of the Directors

for the year ended 31st March 2006

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

P.E. McGurk - Secretary

4th July 2006

Report to the Shareholders of

McGurk Studios Limited

We have examined the financial statements of McGurk Studios Limited for the year ended 31st March 2006 on pages five to eleven. These financial statements have been prepared in accordance with the accounting policies set out therein and the requirements of the Financial Reporting Standard for Smaller Entities (effective January 2005).

This report is made solely to the company’s members, as a body. Our work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our work, for this report, or for the opinions we have formed.

Respective responsibilities

The directors’ responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out on page two.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the Report of the Directors is consistent with the financial statements.

In addition, we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our work, or if information specified by law regarding directors’ remuneration and other transactions is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of opinion

We conducted our work in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board other than as referred to below. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed. The scope of our work was limited in that it was based primarily upon enquiry, analytical procedures and assessing accounting policies in accordance with Generally Accepted Accounting Practice in the UK and the Financial Reporting Standard for Smaller Entities. We also carried out detailed verification work on individual balance sheet and profit and loss items and disclosures in the financial statements to ensure that there was no risk of material misstatement. We have not evaluated the company’s control procedures.

Subject to the above, we planned and performed our work so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion:

•

the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities, of the state of the company’s affairs as at 31st March 2006 and of its loss for the year then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985; and

•	the information given in the Report of the Directors is consistent with the financial statements.

Emphasis of matter

Without qualifying our opinion, we draw your attention to the inability of your systems to produce a detailed breakdown of work in progress at the year end. As a result of this, we were unable to perform any examination of evidence relevant to this area of the accounts and can not, therefore, form any opinion as to its accuracy.

We would further draw attention to the items set out on page 13.

Sadofskys Chartered Accountants
Registered Auditors
Princes House
Wright Street
Hull

5th February 2007

McGurk Studios Limited

Profit and Loss Account

for the year ended 31st March 2006

		31/3/06	31/3/05
	Notes	£	£
TURNOVER		5,260,799	4,995,545

Cost of sales		3,000,388	2,776,566

GROSS PROFIT		2,260,411	2,218,979

Administrative expenses		2,043,230	2,025,661

		217,181	193,318
Other operating income		478	213

OPERATING PROFIT	2	217,659	193,531

Interest receivable and similar income		2,589	85

		220,248	193,616

Interest payable and similar charges		145,375	135,621

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION		74,873	57,995

Tax on profit on ordinary activities	3	105,336	(34,029)

(LOSS)/PROFIT FOR THE FINANCIAL YEAR AFTER TAXATION		(30,463)	92,024

Retained profit brought forward		753,576	661,552

RETAINED PROFIT CARRIED FORWARD		£723,113	£753,576

The notes form part of these financial statements

McGurk Studios Limited

Balance Sheet 31st March 2006

		31/3/06		31/3/05
	Notes	£	£	£	£
FIXED ASSETS:
Tangible assets	4		1,408,740		1,468,997

CURRENT ASSETS:
Stocks		190,104		242,233
Debtors	5	1,717,707		1,713,470
Cash at bank and in hand		101,978		974

		2,009,789		1,956,677
CREDITORS: Amounts falling due within one year	6	2,211,328		2,108,850

NET CURRENT LIABILITIES:			(201,539)		(152,173)

TOTAL ASSETS LESS CURRENT LIABILITIES:			1,207,201		1,316,824

CREDITORS: Amounts falling due after more than one year	7		(156,146)		(266,409)

PROVISIONS FOR LIABILITIES:	9		(227,942)		(196,839)

			£823,113		£853,576

CAPITAL AND RESERVES:
Called up share capital	10		100,000		100,000
Profit and loss account			723,113		753,576

SHAREHOLDERS’ FUNDS:			£823,113		£853,576

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

The financial statements were approved by the Board of Directors on 4th July 2006 and were signed on its behalf by:

P.E. McGurk – Director

The notes form part of these financial statements

McGurk Studios Limited

Notes to the Financial Statements

for the year ended 31st March 2006

1.	ACCOUNTING POLICIES

Accounting convention

The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective January 2005).

Turnover

Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible fixed assets

Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

Plant and machinery etc	- 25% on reducing balance,
12.5% on reducing balance, 10% on reducing balance and 2% on cost

Stocks

Stock and work in progress are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Cost includes all direct expenditure and an appropriate proportion of fixed and variable overheads.

Deferred tax

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Hire purchase and leasing commitments

Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability.

Pensions

The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.

2.	OPERATING PROFIT

The operating profit is stated after charging:

	31/3/06	31/3/05
	£	£
Depreciation - owned assets	128,642	126,768
Depreciation - assets on hire purchase contracts	42,202	42,258
Loss on disposal of fixed assets	15,168	—
Pension costs	32,349	27,466

Directors’ emoluments and other benefits etc	241,255	181,911

McGurk Studios Limited

Notes to the Financial Statements

for the year ended 31st March 2006

3.	TAXATION

Analysis of the tax charge/(credit)

The tax charge/(credit) on the profit on ordinary activities for the year was as follows:

	31/3/06	31/3/05
	£	£
Current tax:
UK corporation tax	38,770	—

Taxation adjustment for prior years	35,463	(34,029)

Total current tax	74,233	(34,029)

Deferred taxation	31,103	—

Tax on profit on ordinary activities	105,336	(34.029)

4.	TANGIBLE FIXED ASSETS

Plant and machinery etc
£
COST:
At 1st April 2005	4,049,545
Additions	150,755
Disposals	(58,984)

At 31st March 2006	4,141,316

DEPRECIATION:
At 1st April 2005	2,580,548
Charge for year	170,844
Eliminated on disposals	(18,816)

At 31st March 2006	2,732,576

NET BOOK VALUE:
At 31st March 2006	1,408,740

At 31st March 2005	1,468,997

The net book value of tangible fixed assets includes £336,948 (2005 - £282,442) in respect of assets held under hire purchase contracts.

McGurk Studios Limited

Notes to the Financial Statements

for the year ended 31st March 2006

5.	DEBTORS: AMOUNTS FALLING

DUE WITHIN ONE YEAR

	31/3/06	31/3/05
	£	£
Trade debtors	1,157,236	1,199,418
Other debtors	434,197	419,975
Prepayments	126,274	94,077

	1,717,707	1,713,470

6.	CREDITORS: AMOUNTS FALLING

DUE WITHIN ONE YEAR

	31/3/06	31/3/05
	£	£
Bank loans and overdrafts	69,250	356,873
Hire purchase contracts	138,270	125,692
Trade creditors	783,676	637,831
Directors current accounts	5,273	6,092
Other creditors	—	706
Factoring account	833,665	671,000
Social security & other taxes	169,947	183,253
Taxation	48,770	21,311
Accrued expenses	162,477	106,092

	2,211,328	2,108,850

7.	CREDITORS: AMOUNTS FALLING

DUE AFTER MORE THAN ONE YEAR

	31/3/06	31/3/05
	£	£
Bank loans	45,017	101,313
Hire purchase contracts	111,129	165,096

	156,146	266,409

8.	SECURED DEBTS

The following secured debts are included within creditors:

	31/3/06	31/3/05
	£	£
Bank loan	12,500	30,500

9.	PROVISIONS FOR LIABILITIES

	31/3/06	31/3/05
	£	£
Deferred tax	227,942	196,839

McGurk Studios Limited

Notes to the Financial Statements

for the year ended 31st March 2006

9.	PROVISIONS FOR LIABILITIES - continued

	Deferred tax
	£
Balance at 1st April 2005	196,839
Provision in year	31,103

Balance at 31st March 2006	227,942

Deferred tax provision
	31/3/06	31/3/05
	£	£
Accelerated capital allowances	227,942	196,839

	227,942	196,839

10.	CALLED UP SHARE CAPITAL

Authorised, allotted, issued and fully paid:

Number:	Class:	Nominal	31/3/06	31/3/05
		value:	£	£
100,000	Ordinary	£1	100,000	100,000

11.	CONTROL

During this and the previous period, the company was controlled by P. E. McGurk.

McGurk Studios Limited

Notes to the Financial Statements

for the year ended 31st March 2006

12.	RELATED PARTY TRANSACTIONS

During the period, the company entered into transactions with related parties as stated below:

Sales	£

Thames McGurk	103,408
McGurk Labels	90,596
Stephenson McGurk	15,403
McGurk Group	2,236
McGurk Properties	1,784
McGurk Logistics	379

Purchases

McGurk Labels	6,467
McGurk Group	59,791
McGurk Logistics	62,850
McGurk Properties	37,310
Thames McGurk	2,597

At the balance sheet date the following balances were outstanding :

	Sales Ledger	Purchase Ledger	Other Debtors
Thames McGurk	61,523	1,035
McGurk Group	53,320	10,434
McGurk Properties		10,661
Astutia			16,390
McGurk Logistics			28,352
McGurk Labels			7,500
Stephenson McGurk			21,325

McGurk Studios Limited

Trading and Profit and Loss Account

for the year ended 31st March 2006

	31/3/06		31/3/05
	£	£	£	£
Sales		5,260,799		4,995,545

Cost of sales:
Purchases	2,018,881		1,914,443
Production repairs & renewals	123,621		98,408
Wages & contributions	857,886		763,715

		3,000,388		2,776,566

GROSS PROFIT		2,260,411		2,218,979

Other income:
Admin charges received	478		213
Deposit account interest	1,796		85
Other interest received	793		—

		3,067		298

		2,263,478		2,219,277
Expenditure:
Directors’ remuneration	233,149		176,352
Social security	27,264		19,537
Pension contributions	32,349		27,466
Wages & contributions	665,620		525,643
Telephone	41,934		55,059
Postage & stationery	23,461		26,911
Advertising	3,374		36,771
Motor & travelling expenses	157,622		181,287
Insurance	33,277		26,465
Other operating leases	104,718		30,431
Hire of equipment	17,025		25,956
Repairs & renewals	75,979		141,844
Sundry expenses	37,647		53,695
Accountancy	8,500		16,500
Legal & professional fees	28,015		10,996
Management charges	67,000		379,397
Medical scheme contributions	24,269		13,278
Bad debts	177,471		—
Rent & rates	69,336		78,488
Light & heat	26,900		22,439
Bank interest	23,977		20,264
Factoring charges	79,702		84,301
Hire purchase interest	41,696		31,056
Bank charges	2,08		8,121
Depreciation of tangible fixed assets	170,844		169,025
Loss on disposal of fixed assets	15,168		—

		2,188,605		2,161,282

NET PROFIT		£74,873		£57,995

This page does not form part of the statutory financial statements

McGurk Studios Limited

Summary of potential adjustments not reflected in the accounts on pages 5 to 12

Details	Profit Effect
£
Additional depreciation charge	(32,509)
Wages to capitalize re MAPS project	43,022
Cut off error	(3,844)
Rebate calculation error	2,520
Obsolete stock adjustment	(1,409)
Sales credit notes raised post year end	(11,470)
Amcor rebate for February and March, 2006	(40.803)

Total profit effect	(44,493)

Other items for consideration

Details

Related company balances (due to be cleared as part of sale process)	(52,242)
VAT creditor potentially not repayable	63.195

10,953

This page does not form part of the statutory financial statements